OCZ Technology Group Reports Fiscal 2011 Second Quarter Results

SSD Revenue Increases 81% Year-Over-Year and 51% Sequentially
Successfully Transitioning Away From Low-Margin Commodity DRAM Products
Record Monthly Revenues in August 2010

San Jose, CA—October 11, 2010—OCZ Technology Group, Inc. (NASDAQ: OCZ), a leading provider of high-performance solid-state drives (SSDs) and memory modules for computing devices and systems, reports its fiscal 2011 second quarter (“Q2'11”) results, which ended on August 31, 2010.

On a GAAP basis, net revenue for Q2'11 totaled $38.0 million, compared to $37.8 million reported in fiscal 2010’s second quarter (“Q2’10”).  Revenue in the Company’s core SSD product line totaled $20.2 million, an increase of 81% from the $11.1 million reported in Q2’10.

In August, the Company announced the strategic transition away from certain unprofitable commodity DRAM module products.  Pro forma revenue for the Company’s continuing products was $29.5 million for the quarter, compared to $23.1 million in Q2’10.

This change has allowed the Company to focus on building its position in its core market for high-performance SSDs, which are commonly used in servers and enterprise storage arrays. SSD’s represented 69% of the Company’s ongoing business in Q2’11.

On a GAAP basis, which includes the results of the aforementioned discontinued products and related write-offs, net income for Q2'11 was a loss of $7.6 million, or $0.29 per fully diluted share, compared to a loss of $1.7 million, or $0.08 per share in Q2’10.  Non-GAAP net loss for Q2'11 was $2.5 million, or $0.09 per fully diluted share, compared to a non-GAAP net loss for Q2'10 of $1.6 million, or $0.08 per share.  Reconciliation between GAAP and non-GAAP information is contained in the table below.

"In the second quarter of fiscal 2011, we benefited from continued growth in our enterprise and server SSD business," said Ryan Petersen, Chief Executive Officer of OCZ Technology Group. "We are pleased with the fast paced growth of both our client and enterprise SSD product lines, and the progress we have made in transitioning from unprofitable legacy commodity DRAM products.”

Recent Financial Highlights

•	SSD unit sales ramped from an average of 15,000 units per month in Q1’11 to over 54,000 units in August, a unit increase of 265%
•	SSD revenue increased to $20.2 million in Q2’11, a 81% increase from $11.1 million in Q2’10, and represented 51% sequential growth from $13.3 million reported in Q1’11
•	Non-GAAP gross margin increased to 18.0% in Q2’11 from 15.0% in Q1’11
•	Non-GAAP net loss decreased to $2.5 million in Q2’11 from $2.7 million in Q1’11

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Recent Business Highlights:

•	Launch of OCZ-developed High Speed Data Link (HSDL SSD) interface, which allows speeds up to 2.4x that of current Fiber Channel interfaces; notable acclaim received from industry leading trade press
•	Launch of OCZ Ibis Series Enterprise HSDL-equipped SSD, with up to 125K Random Write IOPS with prices below $3 per GB
•	Commenced production shipments of eMLC-based drives to enterprise SAN customers
•	Selection of OCZ Enterprise class SSDs by SGI Inc., for use in a range of SGI Supercomputing products as well as their Rackable line of servers
•	OCZ’s RevoDrive PCI-E SSD continues to win accolades from top tier publications including “Editors Choice” awards from Hot Hardware and PC Perspective
•	Appointment of industry veteran, Richard Singh, as Sr. Vice President of Sales
•	Showcased wide array of SSD products at the 2010 Flash Memory Summit
•	Over 30 new client wins for OCZ SSD Product lines

Business Overview:

“We are strongly positioned to continue growing our SSD revenues and move forward with a focus on continuing to deliver market leading high performance SSD products to our customers,” said Ryan Petersen, Chief Executive Officer of OCZ Technology. “The discontinuance of our commodity memory products has allowed us to aggressively reallocate resources towards SSD growth.”

Mr. Petersen concluded, “As our SSD growth plans continue to exceed expectations, we plan to increase our investment in research and development in order to further solidify our leadership role in SSD technology. We similarly plan to increase our sales and marketing efforts to enable our Tier 1 partners to implement currently available OCZ developed and proprietary technologies and interfaces into their products.”

Revenue Segment Information:

To help investors better understand OCZ’s historical revenue trends and the pro forma impact of the recent discontinuation of commodity DRAM products, please see the revenue charts below:

Segmented Net Revenue ($000)’s ( Non-GAAP-continuing business)
	Q3 '10	Q4 '10	Q1 '11	Q2'11
SSD	9,756	12,123	13,349	20,212
Ongoing Memory	3,192	2,329	3,457	4,084
PSU / Other	6,987	4,716	5,906	5,227
Total Net revenues	19,935	19,168	22,712	29,523

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Segmented Net Revenue ($000)’s (GAAP-Unaudited)
	Q3 '10	Q4 '10	Q1 '11	Q2'11
SSD	9,756	12,123	13,349	20,212
Memory	21,281	15,529	15,032	12,630
PSU / Other	6,987	4,716	5,902	5,203
Total Net revenues	38,024	32,368	34,283	38,045

Guidance:

For fiscal 2011, OCZ’s prior revenue guidance was in the range of $165 million to $180 million, reflecting the impact of the discontinued DRAM products that were announced concurrent with the above revenue guidance range. OCZ re-affirms this guidance and will update investors on such expectations quarterly.

Fiscal 2nd Quarter Conference Call:
OCZ will host conference call on Monday, October 11, 2010 at 1:00PM ET (10:00AM PT). All interested parties can join the call by dialing (877) 372-0867 or (253) 237-1170. Please call-in 15 minutes prior to the call to secure a line. The conference call will be archived for replay until October 25, 2010. To access the archived conference call, please dial (800) 642-1687 or (706) 645-9291 and enter replay passcode 15520649.

A live audio webcast of the conference call will be available by visiting the conference call section of OCZ's website at http://ir.stockpr.com/ocztechnology/conference-calls, which will be archived for replay. Please connect at least 15 minutes prior to the conference call to ensure adequate time for connection

About OCZ Technology Group, Inc.

Founded in 2002, San Jose, CA-based OCZ Technology Group, Inc. ("OCZ") is a leader in the design, manufacturing, and distribution of high performance and reliable Solid-State Drives (SSDs) and premium computer components. OCZ has built on its expertise in high-speed memory to become a leader in the SSD market, a technology that competes with traditional rotating magnetic hard disk drives (HDDs). SSDs are faster, more reliable, generate less heat and use significantly less power than the HDDs used in the majority of computers today. In addition to SSD technology, OCZ also offers high performance components for computing devices and systems, including enterprise-class power management products as well as leading-edge computer gaming solutions. For more information, please visit: www.ocztechnology.com.

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Forward-Looking Statements

Certain statements in this release relate to future events and expectations and as such constitute forward-looking statements involving known and unknown factors that may cause actual results of OCZ Technology Group, Inc. to be different from those expressed or implied in the forward-looking statements. In this context, words such as “will,” “would,” “expect,” “anticipate,” “should” or other similar words and phrases often identify forward-looking statements made on behalf of OCZ. It is important to note that actual results of OCZ may differ materially from those described or implied in such forward-looking statements based on a number of factors and uncertainties, including, but not limited to, market acceptance of OCZ’s products and OCZ’s ability to continually develop enhanced products; adverse changes both in the general macro-economic environment as well as in the industries OCZ serves, including computer manufacturing, traditional and online retailers, information storage, internet search and content providers and computer system integrators; OCZ’s ability to efficiently manage material and inventory, including integrated circuit chip costs and freight costs; and OCZ’s ability to generate cash from operations, secure external funding for its operations and manage its liquidity needs. Other general economic, business and financing conditions and factors are described in more detail in “Item 1A – Risk Factors” in Part I in OCZ’s Annual Report on Form 10-K filed with the SEC on May 20, 2010. The filing is available both at www.sec.gov as well as via OCZ’s website at www.ocztechnology.com. OCZ does not undertake to update its forward-looking statements.

Non-GAAP Financial Measures
OCZ provides Adjusted EBITDA and EBIDTA as supplemental non-GAAP financial measures to its investors as a complement to net income/loss. An explanation and reconciliation of EBITDA and Adjusted EBITDA to net income/loss is set forth below. OCZ believes that providing Adjusted EBITDA and EBITDA ,both non-GAAP measures to its investors, in addition to corresponding income statement measures, provides investors the benefit of viewing OCZ's performance using a financial metric that the management team uses in making many key decisions and understanding how OCZ's "core operating performance" and its results of operations may look in the future. OCZ believes that providing this information allows OCZ's investors greater transparency and a better understanding of OCZ's core financial performance. EBITDA is not in accordance with, or an alternative for, generally accepted accounting principles in the United States of America. Non-GAAP measures should not be considered in isolation from or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

Calculation of Adjusted EBITDA
Adjusted EBITDA is calculated as net income/loss excluding the impact of taxes, net interest income/expense, depreciation and amortization, as well as inventory adjustments for discontinued products, severance cost, lease termination costs, goodwill and intangible impairment, non-cash charges related to stock options and warrants, and certain other one-time charges and credits specifically identified in the non-GAAP reconciliation schedules set forth below. OCZ uses adjusted EBITDA in evaluating OCZ's historical and prospective cash usage, as well as its cash usage relative to its competitors. Specifically, management uses this non-GAAP measure to further understand and analyze the cash used in/generated from OCZ's core operations. OCZ believes that by excluding these non-cash and non-recurring charges, more accurate expectations of its future cash needs can be assessed in addition to providing a better understanding of the actual cash used in or generated from core operations for the periods presented. OCZ further believes that providing this information allows OCZ's investors greater transparency and a better understanding of OCZ's core financial results.

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Financial Results for the quarter ended August 31, 2010:

OCZ Technology Group, Inc.
Consolidated Statements of Operations
(In thousands, except per share amount)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	unaudited		unaudited
	2010	2009	2010	2009

Net revenues	$38,045	$37,795	$72,328	$73,566
Cost of revenues	36,425	31,534	66,544	63,610
Gross profit	1,620	6,261	5,784	9,956

Sales and marketing	3,642	2,552	6,377	5,208
Research and development	1,694	1,204	3,258	2,694
General, administrative and operations	4,852	3,806	8,121	7,555
Total operating expenses	10,188	7,562	17,756	15,457
Operating income (loss)	(8,568)	(1,301)	(11,972)	(5,501)
Other income (expense) - net	(8)	(65)	(11)	69
Interest and financing costs	(626)	(373)	(1,168)	(626)
Adjustment to the fair value of common stock warrants	2,450	-	1,551
Income (loss) before income taxes	(6,752)	(1,739)	(11,600)	(6,058)

Income tax expense (benefit)	836		836	(1)
Net income (loss)	$(7,588)	$(1,739)	$(12,436)	$(6,057)

Net income (loss) per share:
Basic	$(0.29)	$(0.08)	$(0.48)	$(0.28)
Diluted	$(0.29)	$(0.08)	$(0.48)	$(0.28)

Shares used in per share computation:
Basic	26,600	21,300	25,800	21,300
Diluted	26,600	21,300	25,800	21,300

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OCZ Technology Group, Inc.
Reconciliation of Selected GAAP Measures to Non-GAAP Measures (unaudited)
($ in thousands, except per share data)

	Three Months Ended August 31,
	2010				2009
	GAAP	Adj		non-GAAP	GAAP	Adj		non-GAAP

Net revenues	$38,045	$(8,522	)(a)	$29,523	$37,795			$37,795
Cost of revenues	36,425	(12,228	)(b)	24,197	31,534			31,534
Gross profit	1,620			5,326	6,261			6,261

Gross margin %	4.3%			18.0%	16.6%			16.6%

Operating expenses	10,188	(2,880	)(c)	7,308	7,562	(135	)(h)	7,427

Operating income (loss)	(8,568)			(1,982)	(1,301)			(1,166)

Other income (expense) - net	(8)			(8)	(65)			(65)
Interest and financing costs	(626)	147	(d)	(479)	(373)			(373)
Adjustment to the fair value of common stock warrants	2,450	(2,450	)(e)	-

Income (loss) before income taxes	(6,752)			(2,469)	(1,739)			(1,604)

Income tax expense (benefit)	836	(836	)(f)	-	-			-
Net income (loss)	$(7,588)			$(2,469)	$(1,739)			$(1,604)

Net income (loss) per share:
Basic	$(0.29)			$(0.09)	$(0.08)			$(0.08)
Diluted	$(0.29)			$(0.09)	$(0.08)			$(0.08)

Shares used in per share computation:
Basic	26,600			26,600	21,300			21,300
Diluted	26,600			26,600	21,300			21,300

Calculation of EBITDA and adjusted EBITDA:	Three Months Ended August 31, 2010		Three Months Ended August 31, 2009

Net income (loss)	$(7,588)	$(2,469)	$(1,739)	$(1,604)

Income taxes	836	-	-	-
Interest and financing costs	626	479	373	373
Depreciation and amortization	288	288	233	306

EBITDA	$(5,838)	$(1,702)	$(1,133)	$(925)

Computational Notes:

(a)  Net revenue from discontinued commodity level DRAM module products

(b)  Direct COGS related to discontinued products ($9,259) + reserves on related inventory levels ($2,806) + other non-recurring costs ($163)

(c)  Direct costs related to discontinued products ($1,430) + payment dispute on raw material quality ($1,250) + stock based compensation ($200)

(d)  Allocation of financing costs to discontinued products

(e)  Non-cash gain for revaluation of warrants issued in connection with equity financing

(f)  Non-cash addition to valuation reserve for deferred tax assets

(h)  Stock based compensation

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OCZ Technology Group, Inc.
Consolidated Balance Sheets
($ in thousands)

	August 31, 2010	February 28, 2010
	unaudited

ASSETS
Current Assets:
Cash and cash equivalents	$2,604	$1,224
Accounts receivable, net of allowances of $2,108 and $2,853	28,107	20,380
Inventory, net	15,395	9,846
Note receivable	375	375
Deferred tax asset, net	-	836
Prepaid expenses and other current assets	2,514	1,811
Total current assets	48,995	34,472
Property and equipment, net	2,443	2,629
Intangible asset	53	88
Goodwill	9,989	9,954
Investment	668	668
Other assets	17	38
Total assets	$62,165	$47,849

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Loans payable	$13,074	$10,354
Note payable	250	500
Accounts payable	37,543	26,318
Accrued and other liabilities	4,572	4,389
Total current liabilities	55,439	41,561
Common stock warrant liability	529	-
Total Liabilities	55,968	41,561

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock, $0.0025 par value; 20,000,000 shares authorized; 0 and 60,990 shares issued and outstanding as of August 31, 2010 and February 28, 2010 respectively	-	-
Common stock, $0.0025 par value; 120,000,000 shares authorized; 26,622,436 and 21,278,643 shares issued and outstanding as of August 31, 2010 and February 28, 2010 respectively	66	53
Additional paid-in capital	44,196	31,862
Accumulated translation adjustment	(166)	(164)
Accumulated deficit	(37,899)	(25,463)
Total stockholders' equity	6,197	6,288
Total liabilities and stockholders' equity	$62,165	$47,849

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OCZ Technology Group, Inc.
Consolidated Statements of Cash Flow
(In thousands)

	Six Months Ended
	August 31,
	2010	2009
	unaudited	unaudited

Cash flows from operating activities:
Net income (loss)	$(12,436)	$(6,057)
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Depreciation of property and equipment	528	483
Amortization of intangibles	35	56
Bad debt expense	496	232
Stock-based compensation	384	390
Fair value adjustment of stock warrants	(1,551)	-
Adjustment to deferred tax asset	836	-
Non-cash write-off of leasehold improvements	-	102
Non-cash inventory reserve	2,796	-
Changes in operating assets and current liabilities:
Accounts receivable	(8,223)	3,406
Inventory	(8,345)	4,424
Prepaid expenses and other assets	(704)	67
Accounts payable	11,225	(3,568)
Accrued and other liabilities	183	393
Net cash (used in) provided by operating activities	(14,776)	(72)

Cash flows from investing activities:
Purchases of property and equipment	(342)	(555)
Decrease (increase) in deposits	21	39
Business acquisition earn out payments	(35)	(241)
Net cash used in investing activities	(356)	(757)

Cash flows from financing activities:
Issurance of common stock	13,957	8
Proceeds from employee stock programs	87	-
Proceeds from bank loan, net	2,720	870
Increase (repayment) of shareholder loan	(250)	500
Net cash provided by (used in) financing activities	16,514	1,378

Effect of foreign exchange rate changes on cash and cash equivalents	(2)	(45)
Net increase in cash and cash equivalents	1,380	504
Cash and cash equivalents at beginning of period	1,224	420
Cash and cash equivalents at end of period	$2,604	$924

Supplemental disclosures:
Interest paid	$545	$331
Income taxes paid	$-	$-

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Contact:

OCZ Technology Group, Inc.
Ryan Petersen, CEO, 408-733-8400
or
The Investor Relations Group
Investor Relations:
Adam Holdsworth, 212-825-3210
Public Relations:
Mike Graff, 212-825-3210

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